EXHIBIT 99.2

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS
_______________________________
                                        )
UNITED STATES SECURITIES                )
AND EXCHANGE COMMISSION,                )
                                        )
			Plaintiff,	)
                                        )  NO. 03C-1685
         v.                             )  Judge James B. Zagel
                                        )
SPIEGEL, INC.,                          )
                                        )
                        Defendant.      )
________________________________________)

ORDER GRANTING SPIEGEL INC. PARTIAL RELIEF FROM PERMANENT INJUNCTION

   On March 31, 2003, Spiegel, Inc. ("Spiegel") moved for an order clarifying the permanent injunction included in the Amended Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief, entered on March 27, 2003 (the "Amended Partial Final Judgment"). The Securities and Exchange Commission (the "Commission") has advised the Court that it does not oppose the relief and terms set forth in this Order.
   Upon consideration of the motion, and having heard the positions of the parties, it is hereby ORDERED that the motion is GRANTED IN PART as follows:

1. Spiegel, and its officers, directors, employees and agents, are not now and shall not in the future be in contempt of the Amended Partial Final Judgment as a result of Spiegel's failure to timely file its 2002 Form 10-K or any Form 10-Q provided that Spiegel complies with the terms of this Order, including filing any past due Form 10-K or Form 10-Q with the Commission in accordance with Paragraph 2 hereof.

2. Spiegel shall file its 2002 Form 10-K and any past due Form 10-Q with the Commission as soon as possible and all such filings shall be made with the Commission not later than 90 days after the filing of the Independent Examiner's report in accordance with the Amended Partial Final Judgment.

3. On or before May 15, 2003, Spiegel shall file under Item 5 of Form 8-K its financial statements (including the notes thereto) that would have been included in its 2002 Form 10-K and a Management's Discussion and Analysis covering the financial statements, which shall include a discussion of recent material events concerning the company, including the bankruptcy filing, the SEC investigation (including the Amended Partial Judgment), and the Pay Out Events with respect to the securitization trusts. This filing shall include any audit report on Spiegel's financial statements that may be provided to it by its outside auditors. If no report is available, the Form 8-K shall so indicate. The filing shall include prominent disclosures to put readers on notice that the financial statements are not audited and are subject to change, primarily, as a result of the Independent Examiner's findings, the bankruptcy and the Pay Out Events.

4. If Spiegel is unable to file any Form 10-Q that becomes due at any time prior to the expiration of the 90-day period set forth in Paragraph 2 hereof, Spiegel shall file under Item 5 of Form 8-K financial statements (including the notes thereto) that would have been included in its Form 10-Q and a Management's Discussion and Analysis covering the financial statements.
If no Statement on Auditing Standard ("SAS") No. 100 review is done of those financial statements, the Form 8-K shall so indicate. The filing shall include prominent disclosures to put readers on notice that the financial statements have not been reviewed in accordance with SAS No. 100 and are subject to change, primarily, as a result of the Independent Examiner's findings, the bankruptcy and the Pay Out Events.

5. Until such time as Spiegel complies with Paragraph 2 of this Order, Spiegel shall file reports with the Commission on Form 8-K for the following:

  a. Monthly sales reports for Spiegel, along with any accompanying press releases;

  b. Any monthly financial statements that are filed by Spiegel with the Bankruptcy Court; and

  c. Any material development concerning Spiegel, along with any accompanying press release.

6. Nothing in this Order shall relieve Spiegel, or its officers or directors, from any requirements or responsibilities of the Federal securities laws.

SO ORDERED:


Dated: April 10, 2003                             /s/ James B. Zagel
                                                  -------------------
                                                  Hon. James B. Zagel